SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       December 4, 2002
                                                --------------------------------



                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-99451               52-1495132
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street,  Edison,  New Jersey                          08837
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code       (732) 205-0600
                                                  ------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are certain Collateral Term Sheets, Structural Term Sheets and Computational Materials (as such terms are defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99)                                Structural Term Sheets,
                                                Collateral Term Sheets and
                                                Computational Materials prepared
                                                by UBS Warburg LLC in connection
                                                with Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2002-S8.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



December 4, 2002
----------------
                                   By:  /s/ Eileen Lindblom
                                       -----------------------------------------
                                       Eileen Lindblom
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

(99)              Structural Term Sheets, Collateral            (E)
                  Term Sheets and Computational Materials
                  prepared by UBS Warburg LLC in connection with Chase Mortgage Finance Corporation,
                  Multi-Class Mortgage Pass-Through
                  Certificates, Series 2002-S8.